                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                  June 12, 2000
   --------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                            Harvard Industries, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                  0-21362                 21-0715310
   --------------------------------------------------------------------------
   (State or other jurisdiction    (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)



            3 Werner Way,  Lebanon, New Jersey                 08833
   --------------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:       (908) 437-4100
                                                                --------------

Item 5. Other Events

      On June 12, 2000, Harvard Industries, Inc. ("Harvard") submitted and Breed Technologies Inc. ("Breed") accepted Harvard's proposal to fund a plan of reorganization for, and acquire, Breed and its subsidiaries (see Item 7, (c) Exhibit 1).

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            1. Proposal of Harvard Industries, Inc., accepted by Breed Technologies, Inc., to fund a plan of reorganization for, and acquire, Breed Technologies, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HARVARD INDUSTRIES, INC.
                                             ------------------------------
                                                       (Registrant)

Date June 22, 2000                           By /s/ Roger G. Pollazzi
     -------------                           ------------------------------
                                             Name:  Roger G. Pollazzi
                                             Title: Chairman and Chief
                                                    Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                                        Description
------                                        -----------

     1                                        Proposal of Harvard Industries,
                                              Inc. accepted by Breed
                                              Technologies, Inc.